UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

CBOT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32650	36-4468986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 West Jackson Boulevard, Chicago, Illinois	60604
(Address of Principal executive offices)	(Zip Code)

(312) 435-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 13, 2005, the board of directors of the registrant approved a strategic realignment of the registrant’s technology and operations resources that is described more fully in the press release set forth as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release — CBOT Announces Strategic Realignment

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOT HOLDINGS, INC.

By:	/s/ Bernard W. Dan
Bernard W. Dan
President and Chief Executive Officer

    Date: December 15, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release — CBOT Announces Strategic Realignment